UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

AMALGAMATED FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	To be assigned*	85-2757101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Seventh Avenue, New York, New York 10001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 895-8988

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	AMAL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*

This Current Report on Form 8-K is filed by Amalgamated Financial Corp., a Delaware public benefit corporation (the “Company”), as successor issuer to Amalgamated Bank, a New York state-chartered bank and trust company (the “Bank”). The Bank’s common stock previously was registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, pursuant to Section 12(i) of the Exchange Act, the Bank filed periodic reports with the Federal Deposit Insurance Corporation (the “FDIC”). The Company’s common stock is deemed to be registered under Section 12(b) of the Exchange Act by operation of Rule 12g-3(a) under the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On March 1, 2021, the Company issued a press release to announce the effectiveness of the Reorganization. The information in this Item 7.01, including Exhibit 99.6, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01 Other Events.

Consummation of the Reorganization

The Company was incorporated on August 25, 2020, by and at the direction of the board of directors of the Bank, for the sole purpose of acquiring the Bank and serving as the Bank’s bank holding company. On September 4, 2020, the Bank entered into a Plan of Acquisition (the “Reorganization Agreement”), pursuant to which the Bank will become a wholly owned subsidiary of the Company and each outstanding share of Class A common stock, par value $0.01 per share, of the Bank, which we refer to as Bank common stock, will be exchanged for one share of common stock, $0.01 par value per share, of the Company, which we refer to as Company common stock (the “Reorganization”). The Bank’s stockholders approved the Reorganization at a special meeting held on January 12, 2021.

Effective at 8:00 a.m. on March 1, 2021 (the “Effective Time”), under the terms of the Reorganization Agreement and pursuant to Section 143-a of the New York Banking Law, each outstanding share of Bank common stock formerly held by its stockholders was converted into and exchanged for one newly issued share of Company common stock, and the Bank became the Company’s wholly owned subsidiary. The conversion of shares to Company common stock in the Reorganization occurred without an exchange of certificates. Accordingly, as of the Effective Time, certificates and book-entry positions formerly representing shares of outstanding common stock of the Bank are deemed to represent the same number of shares of Company common stock. The issuance of Company common stock pursuant to the Reorganization was registered under the Securities Act of 1933, as amended, pursuant to the Company’s registration statement on Form S-4EF (File No. 333-248652) filed with the U.S. Securities and Exchange Commission on September 8, 2020, as amended on September 25, 2020, which became automatically effective on September 28, 2020.

At the Effective Time, each then-current outstanding option to purchase shares of Bank common stock (“Stock Options”) was converted into an option to purchase the same number of shares of Company common stock on the same terms and conditions as were in effect with respect to those outstanding Stock Options under the written agreements pertaining thereto. Additionally, at the Effective Time, the Company (i) assumed all the outstanding awards granted under the Bank’s 2019 Equity Incentive Plan, which was adopted by the Company and amended and restated to be the Amalgamated Financial Corp. 2021 Equity Incentive Plan, (ii) adopted and assumed the Bank’s Employee Stock Purchase Plan (now, the Amalgamated Financial Corp. Employee Stock Purchase Plan), and (iii) adopted and assumed the Bank’s Long Term Incentive Plan and Annual Incentive Plan.

Prior to the Effective Time, the Company had no material assets and had not conducted any business or operations except for activities related to the Company’s organization and the Reorganization. The Company’s directors are the same as those of the Bank. Following the Reorganization, each stockholder of the Bank received exactly the same number of shares of Company common stock as the number of shares of Bank common stock they owned.

The Company is a Delaware public benefit corporation subject to the Bank Holding Company Act of 1956, as amended. As such, the Company is subject to supervision and examination by, and the regulations and reporting requirements of, the Board of Governors of the Federal Reserve System. The Bank is a New York state-chartered bank and a chartered trust company headquartered in New York, New York. The Bank provides a broad range of products and services to a target customer base that wants a financial partner that is socially responsible, values-oriented and committed to creating positive change in the world. These customers include advocacy-based non-profits, social welfare organizations, national and local labor unions, political organizations, foundations, and sustainability-focused, socially responsible businesses, as well as the members and stakeholders of these commercial customers. The Bank will continue to exist, and to conduct its business, in the same manner and under the same name as it did before the Reorganization.

The mailing address and principal executive office of each of the Bank and the Company is 275 Seventh Avenue, New York, New York 10001 and the telephone number for each is (212) 255-6200.

Successor Issuer

Prior to the consummation of the Reorganization, the Bank common stock was traded on The Nasdaq Global Market (“Nasdaq”) under the ticker symbol “AMAL.” Effective March 1, 2021, the Company common stock will begin trading on Nasdaq under the same ticker symbol.

Prior to the Effective Time, the Bank common stock was registered under Section 12(b) of Exchange Act. The Bank was subject to the information requirements of the Exchange Act and, in accordance with Section 12(i) thereof, it filed annual and quarterly reports, proxy statements and other information with the FDIC. Upon consummation of the Reorganization, the Company common stock was deemed to be registered under Section 12(b) of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. This Current Report on Form 8-K, among other things, serves as notice that the Company is the successor issuer to the Bank under Rule 12g-3(a) and is subject to the information requirements of the Exchange Act and will file reports, proxy statements and other information with the U.S. Securities and Exchange Commission.

Description of the Company Common Stock

A description of Company common stock has been filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference into this Item 8.01. The description contained in Exhibit 4.1 is only a summary of the material terms of the Company’s Certificate of Incorporation and Bylaws, which have been filed with this report as Exhibits 3.1 and 3.2, respectively, and applicable law.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words and phrases such as “going forward,” “looking forward,” “anticipate,” “expect,” “intend,” “believe,” “may,” “likely,” “will” or other statements that indicate future periods. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The following factor, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements: any unforeseen circumstances involving the Company replacing the Bank as the listed company on Nasdaq. Additional factors that may cause actual results to differ materially from those contemplated by any forward-looking statements also may be found in the documents filed by the Company with the SEC pursuant to the Exchange Act, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The inclusion of this forward-looking information should not be construed as a representation by the Company, the Bank or any person that future events, plans, or expectations contemplated by the Company or the Bank will be achieved. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. See Exhibit Index below.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Acquisition adopted and approved by Amalgamated Bank and Amalgamated Financial Corp. dated September 4, 2020 (included as Annex A to the Proxy Statement/Prospectus contained in this Registration Statement on Form S-4EF and incorporated herein by reference).

3.1	Certificate of Incorporation of Amalgamated Financial Corp.*

3.2	Bylaws of Amalgamated Financial Corp.*

4.1	Description of Amalgamated Financial Corp.’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934.*

99.1	Amalgamated Bank’s Current Report on Form 8-K filed on December 29, 2020.*

99.2	Amalgamated Bank’s Current Report on Form 8-K filed on December 31, 2020.*

99.3	Amalgamated Bank’s Current Report on Form 8-K filed on January 14, 2021.*

99.4	Amalgamated Bank’s Current Report on Form 8-K filed on February 2, 2021.*

99.5	Amalgamated Bank’s Current Report on Form 8-K filed on February 19, 2021.*

99.6	Press Release, dated March 1, 2021.*

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMALGAMATED FINANCIAL CORP.

By:	/s/ Andrew LaBenne
Name:	Andrew LaBenne
Title:	Chief Financial Officer

Date: March 1, 2021